SUB-ITEM 77Q1(E)

                           SIXTH AMENDED AND RESTATED
                             MEMORANDUM OF AGREEMENT
                 (SECURITIES LENDING ADMINISTRATIVE FEE WAIVER)

     This Sixth Amended and Restated Memorandum of Agreement is entered into as of the dates indicated on Exhibit "A" between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Short-Term Investments Trust (each a "Fund" and collectively, the "Funds"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Portfolios"), and Invesco Advisers, Inc. ("Invesco").

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Funds and Invesco agree as follows:

     1. Each Fund, for itself and its Portfolios, and Invesco agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, Invesco has agreed that it will not charge any administrative fee under each Portfolio's advisory agreement in connection with securities lending activities without prior approval from the Portfolio's Board (such agreement is referred to as the "Waiver").

     2. Neither a Fund nor Invesco may remove or amend the Waiver to a Fund's detriment prior to requesting and receiving the approval of the Portfolio's Board to remove or amend the Waiver. Invesco will not have any right to reimbursement of any amount so waived.

     Unless a Fund, by vote of its Board of Trustees terminates the Waiver, or a Fund and Invesco are unable to reach an agreement on the amount of the Waiver to which the Fund and Invesco desire to be bound, the Waiver will continue indefinitely with respect to such Fund. Exhibit "A" will be amended to reflect the new date through which a Fund and Invesco agree to be bound.

     It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

     Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Fund or Invesco with respect to any other fee waivers, expense reimbursements and/or expense limitations.

                                                              SUB-ITEM 77 Q1 (E)

     IN WITNESS WHEREOF, each Fund, on behalf of itself and its Portfolios listed in Exhibit "A" to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the dates indicated on Exhibit "A".

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
AIM FUNDS GROUP (INVESCO FUNDS GROUP)
AIM GROWTH SERIES (INVESCO GROWTH SERIES)
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES FUNDS)
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) SHORT-TERM INVESTMENTS TRUST


By: /s/ John M. Zerr

Title: Senior Vice President


INVESCO ADVISERS, INC.


By: /s/ John M. Zerr

Title: Senior Vice President

                                   EXHIBIT "A"

           AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                                    EFFECTIVE DATE     COMMITTED UNTIL*
---------                                                  ------------------   ----------------
Invesco Balanced Fund                                       February 12, 2010
Invesco California Tax-Free Income Fund                     February 12, 2010
Invesco Core Plus Bond Fund                                   June 2, 2009
Invesco Dividend Growth Securities Fund                     February 12, 2010
Invesco Equally-Weighted S&P 500 Fund                       February 12, 2010
Invesco Floating Rate Fund                                   April 14, 2006
Invesco Fundamental Value Fund                              February 12, 2010
Invesco Large Cap Relative Value Fund                       February 12, 2010
Invesco Multi-Sector Fund                                   November 25, 2003
Invesco New York Tax-Free Income Fund                       February 12, 2010
Invesco S&P 500 Index Fund                                  February 12, 2010
Invesco Select Real Estate Income Fund                        March 9, 2007
Invesco Structured Core Fund                                 March 31, 2006
Invesco Structured Growth Fund                               March 31, 2006
Invesco Structured Value Fund                                March 31, 2006
Invesco Van Kampen American Franchise Fund                  February 12, 2010
Invesco Van Kampen Core Equity Fund                         February 12, 2010
Invesco Van Kampen Equity and Income Fund                   February 12, 2010
Invesco Van Kampen Equity Premium Income Fund               February 12, 2010
Invesco Van Kampen Growth and Income Fund                   February 12, 2010
Invesco Van Kampen Money Market Fund                        February 12, 2010
Invesco Van Kampen Pennsylvania Tax Free Income Fund        February 12, 2010
Invesco Van Kampen Small Cap Growth Fund                    February 12, 2010
Invesco Van Kampen Tax-Free Money Fund                      February 12, 2010

                     AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                                    EFFECTIVE DATE     COMMITTED UNTIL*
---------                                                  ------------------   ----------------
Invesco Capital Development Fund                             June 21, 2000
Invesco Charter Fund                                         June 21, 2000
Invesco Constellation Fund                                   June 21, 2000
Invesco Disciplined Equity Fund                              July 14, 2009
Invesco Diversified Dividend Fund                          December 28, 2001
Invesco Large Cap Basic Value Fund                           June 21, 2000
Invesco Large Cap Growth Fund                                June 21, 2000
Invesco Summit Fund                                          July 24, 2000

                      AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                                         EFFECTIVE DATE     COMMITTED UNTIL*
----                                                       ------------------   ----------------
Invesco Basic Balanced Fund                                September 28, 2001
Invesco European Small Company Fund                          August 30, 2000
Invesco Global Core Equity Fund                             December 27, 2000
Invesco International Small Company Fund                     August 30, 2000
Invesco Mid Cap Basic Value Fund                            December 27, 2001
Invesco Select Equity Fund                                    June 1, 2000
Invesco Small Cap Equity Fund                                August 30, 2000

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

                    AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                                         EFFECTIVE DATE     COMMITTED UNTIL*
----                                                       ------------------   ----------------
Invesco Basic Value Fund                                      June 5, 2000
Invesco Convertible Securities Fund                         February 12, 2010
Invesco Global Equity Fund                                  September 1, 2001
Invesco Mid Cap Core Equity Fund                            September 1, 2001
Invesco Small Cap Growth Fund                              September 11, 2000
Invesco Van Kampen Asset Allocation Conservative Fund       February 12, 2010
Invesco Van Kampen Asset Allocation Growth Fund             February 12, 2010
Invesco Van Kampen Asset Allocation Moderate Fund           February 12, 2010
Invesco Van Kampen Harbor Fund                              February 12, 2010
Invesco Van Kampen Leaders Fund                             February 12, 2010
Invesco Van Kampen Real Estate Securities Fund              February 12, 2010
Invesco Van Kampen U.S. Mortgage Fund                       February 12, 2010

       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                                         EFFECTIVE DATE     COMMITTED UNTIL*
----                                                       ------------------   ----------------
Invesco Asia Pacific Growth Fund                             June 21, 2000
Invesco European Growth Fund                                 June 21, 2000
Invesco Global Growth Fund                                   June 21, 2000
Invesco Global Small & Mid Cap Growth Fund                   June 21, 2000
Invesco International Growth Fund                            June 21, 2000
Invesco International Core Equity Fund                     November 25, 2003

                 AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                         EFFECTIVE DATE     COMMITTED UNTIL*
----                                                       ------------------   ----------------
Invesco Alternative Opportunities Fund                     February 12, 2010
Invesco Balanced-Risk Allocation Fund                        May 29, 2009
Invesco China Fund                                          March 31, 2006
Invesco Commodities Strategy Fund                          February 12, 2010
Invesco Developing Markets Fund                            September 1, 2001
Invesco Emerging Market Local Currency Debt Fund             June 14, 2010
Invesco Endeavor Fund                                      November 4, 2003
Invesco FX Alpha Plus Strategy Fund                        February 12, 2010
Invesco FX Alpha Strategy Fund                             February 12, 2010
Invesco Global Advantage Fund                              February 12, 2010
Invesco Global Dividend Growth Securities Fund             February 12, 2010
Invesco Global Fund                                        November 4, 2003
Invesco Global Health Care Fund                            September 1, 2001
Invesco Health Sciences Fund                               February 12, 2010
Invesco International Growth Equity Fund                   February 12, 2010
Invesco International Total Return Fund                     March 31, 2006
Invesco Japan Fund                                          March 31, 2006
Invesco LIBOR Alpha Fund                                    March 31, 2006
Invesco Pacific Growth Fund                                February 12, 2010
Invesco Small Companies Fund                               November 4, 2003
Invesco Van Kampen Emerging Markets Fund                   February 12, 2010
Invesco Van Kampen Global Bond Fund                        February 12, 2010

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

Invesco Van Kampen Global Equity Allocation Fund           February 12, 2010
Invesco Van Kampen Global Franchise Fund                   February 12, 2010
Invesco Van Kampen Global Tactical Asset Allocation Fund   February 12, 2010
Invesco Van Kampen International Advantage Fund            February 12, 2010
Invesco Van Kampen International Growth Fund               February 12, 2010

      AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                                         EFFECTIVE DATE     COMMITTED UNTIL*
----                                                       ------------------   ----------------
Invesco Core Bond Fund                                      December 28, 2001
Invesco Dynamics Fund                                       November 25, 2003
Invesco Global Real Estate Fund                              April 29, 2005
Invesco High Yield Fund                                       June 1, 2000
Invesco High Yield Securities Fund                          February 12, 2010
Invesco Income Fund                                           June 1, 2000
Invesco Limited Maturity Treasury Fund                        June 1, 2000
Invesco Money Market Fund                                     June 1, 2000
Invesco Municipal Bond Fund                                   June 1, 2000
Invesco Real Estate Fund                                   September 11, 2000
Invesco Short Term Bond Fund                                 August 29, 2002
Invesco U.S. Government Fund                                  June 1, 2000
Invesco Van Kampen Core Plus Fixed Income Fund              February 12, 2010
Invesco Van Kampen Corporate Bond Fund                      February 12, 2010
Invesco Van Kampen Government Securities Fund               February 12, 2010
Invesco Van Kampen High Yield Fund                          February 12, 2010
Invesco Van Kampen Limited Duration Fund                    February 12, 2010

                     AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                                         EFFECTIVE DATE     COMMITTED UNTIL*
----                                                       ------------------   ----------------
Invesco Energy Fund                                         November 25, 2003
Invesco Financial Services Fund                             November 25, 2003
Invesco Gold & Precious Metals Fund                         November 25, 2003
Invesco Leisure Fund                                        November 25, 2003
Invesco Mid-Cap Value Fund                                  February 12, 2010
Invesco Small-Mid Special Value Fund                        February 12, 2010
Invesco Special Value Fund                                  February 12, 2010
Invesco Technology Fund                                     November 25, 2003
Invesco Technology Sector Fund                              February 12, 2010
Invesco U.S. Mid Cap Value Fund                             February 12, 2010
Invesco U.S. Small Cap Value Fund                           February 12, 2010
Invesco U.S. Small/Mid Cap Value Fund                       February 12, 2010
Invesco Utilities Fund                                      November 25, 2003
Invesco Value Fund                                          February 12, 2010
Invesco Value II Fund                                       February 12, 2010
Invesco Van Kampen American Value Fund                      February 12, 2010
Invesco Van Kampen Capital Growth Fund                      February 12, 2010
Invesco Van Kampen Comstock Fund                            February 12, 2010
Invesco Van Kampen Enterprise Fund                          February 12, 2010
Invesco Van Kampen Mid Cap Growth Fund                      February 12, 2010
Invesco Van Kampen Small Cap Value Fund                     February 12, 2010
Invesco Van Kampen Technology Sector Fund                   February 12, 2010
Invesco Van Kampen Utility Fund                             February 12, 2010
Invesco Van Kampen Value Opportunities Fund                 February 12, 2010

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

                 AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                                         EFFECTIVE DATE     COMMITTED UNTIL*
----                                                       ------------------   ----------------
Invesco High Income Municipal Fund                           June 1, 2000
Invesco Municipal Fund                                     February 12, 2010
Invesco Tax-Exempt Cash Fund                                 June 1, 2000
Invesco Tax-Exempt Securities Fund                         February 12, 2010
Invesco Tax-Free Intermediate Fund                           June 1, 2000
Invesco Van Kampen California Insured Tax Free Fund        February 12, 2010
Invesco Van Kampen High Yield Municipal Fund               February 12, 2010
Invesco Van Kampen Insured Tax Free Income Fund            February 12, 2010
Invesco Van Kampen Intermediate Term Municipal Income
   Fund                                                    February 12, 2010
Invesco Van Kampen Municipal Income Fund                   February 12, 2010
Invesco Van Kampen New York Tax Free Income Fund           February 12, 2010

        AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)

FUND                                                         EFFECTIVE DATE     COMMITTED UNTIL*
----                                                       ------------------   ----------------
Premier Portfolio                                           November 25, 2003
Premier Tax-Exempt Portfolio                                November 25, 2003
Premier U.S. Government Money Portfolio                     November 25, 2003

             AIM VARIABLE INSURANCE FUNDS (INVESCO INSURANCE FUNDS)

FUND                                                         EFFECTIVE DATE     COMMITTED UNTIL*
----                                                       ------------------   ----------------
Invesco V.I. Basic Balanced Fund                               May 1, 2000
Invesco V.I. Basic Value Fund                              September 10, 2001
Invesco V.I. Capital Appreciation Fund                         May 1, 2000
Invesco V.I. Capital Development Fund                          May 1, 2000
Invesco V.I. Core Equity Fund                                  May 1, 2000
Invesco V.I. Diversified Income Fund                           May 1, 2000
Invesco V.I. Dividend Growth Fund                           February 9, 2010
Invesco V.I. Dynamics Fund                                   April 30, 2004
Invesco V.I. Financial Services Fund                         April 30, 2004
Invesco V.I. Global Dividend Growth Fund                    February 9, 2010
Invesco V.I. Global Health Care Fund                         April 30, 2004
Invesco V.I. Global Real Estate Fund                         April 30, 2004
Invesco V.I. Government Securities Fund                        May 1, 2000
Invesco V.I. High Yield Fund                                   May 1, 2000
Invesco V.I. High Yield Fund                                February 12, 2010
Invesco V.I. Income Builder Fund                            February 12, 2010
Invesco V.I. International Growth Fund                         May 1, 2000
Invesco V.I. Large Cap Growth Fund                          September 1, 2003
Invesco V.I. Leisure Fund                                    April 30, 2004
Invesco V.I. Mid Cap Core Equity Fund                      September 10, 2001
Invesco V.I. Money Market Fund                                 May 1, 2000
Invesco V.I. PowerShares ETF Allocation Fund                October 22, 2008

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

Invesco V.I. S&P 500 Index Fund                            February 12, 2010
Invesco V.I. Select Dimensions Balanced Fund               February 12, 2010
Invesco V.I. Select Dimensions Dividend Growth Fund        February 12, 2010
Invesco V.I. Select Dimensions Equally-Weighted
   S&P 500 Fund                                            February 12, 2010
Invesco V.I. Small Cap Equity Fund                         September 1, 2003
Invesco V.I. Technology Fund                                April 30, 2004
Invesco V.I. Utilities Fund                                 April 30, 2004
Invesco Van Kampen V.I. Capital Growth Fund                February 12, 2010
Invesco Van Kampen V.I. Comstock Fund                      February 12, 2010
Invesco Van Kampen V.I. Equity and Income Fund             February 12, 2010
Invesco Van Kampen V.I. Global Tactical Asset Allocation
   Fund                                                    February 12, 2010
Invesco Van Kampen V.I. Global Value Equity Fund           February 12, 2010
Invesco Van Kampen V.I. Government Fund                    February 12, 2010
Invesco Van Kampen V.I. Growth and Income Fund             February 12, 2010
Invesco Van Kampen V.I. High Yield Fund                    February 12, 2010
Invesco Van Kampen V.I. International Growth Equity Fund   February 12, 2010
Invesco Van Kampen V.I. Mid Cap Growth Fund                February 12, 2010
Invesco Van Kampen V.I. Mid Cap Value Fund                 February 12, 2010
Invesco Van Kampen V.I. Value Fund                         February 12, 2010

                          SHORT-TERM INVESTMENTS TRUST

FUND                                                         EFFECTIVE DATE     COMMITTED UNTIL*
----                                                       ------------------   ---------------
Government & Agency Portfolio                                 June 1, 2000
Government TaxAdvantage Portfolio                             June 1, 2000
Liquid Assets Portfolio                                       June 1, 2000
STIC Prime Portfolio                                          June 1, 2000
Tax-Free Cash Reserve Portfolio                               June 1, 2000
Treasury Portfolio                                            June 1, 2000

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.